NORTHWESTERN CORPORATION
LONG-TERM PERFORMANCE INCENTIVE
RESTRICTED STOCK AWARD AGREEMENT
(Granted Under the 2005 Long-Term Incentive Plan)

WHEREAS, the Board of Directors of NorthWestern Corporation (the “Company”) has duly adopted the 2005 Long-Term Incentive Plan (the “Plan”), which authorizes the Company to grant to “Eligible Persons”, Restricted Shares which upon vesting, are equivalent to one share of NorthWestern Corporation’s common stock (the “Common Shares” or “Shares”); and

WHEREAS, the Human Resources Committee of the Board of Directors of the Company has determined that it is desirable and in the best interests of the Company and its shareholders to approve a long-term incentive program for the Performance Period 2010 through 2012 and, in connection therewith, to award the Grantee a certain number of Restricted Shares (“Performance Shares”), in order to provide the Grantee with an incentive to advance the interests of the Company, all according to the terms and conditions set forth herein and in the Plan.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

ARTICLE I — GRANT OF PERFORMANCE SHARES

Section 1.1 Performance Shares Granted. Subject to the terms of the Plan, the Company hereby grants to <<Proper Name>> (the “Grantee”) a targeted number of Performance Shares equal to <<Shares>> (the “Target Performance Shares”) on February 12, 2010 (the “Grant Date”), payment of which depends on the Company’s performance as set forth in this Agreement and in the matrix on Addendum A as approved by the Human Resources Committee and the Company’s Board of Directors (the “Committee”).  The Target Performance Shares will be determined based upon a percentage of the approved budgeted salary for each Grantee divided by the Fair Market Value of the Company’s common stock as of the grant date.  For this purpose, Fair Market Value shall be determined as specified in the Plan.

Section 1.2 Performance Measures. Payment of Performance Share Awards to Grantee are conditioned on the maintenance of investment grade ratings during the Performance Period and the attainment of Performance Measures as established by the Committee. Performance Measures applicable to Performance Periods are established by the Committee and are measured against the performance of the Company’s Peer Group listed on Addendum B. The resulting performance measures are weighted:

•	50% weighting to the matrix composed of both the three-year Average Return on Equity (ROAE) and Net Income growth per Addendum A; and

•	50% to the Relative Total Shareholder Return (TSR) per Addendum A.

If however, the TSR is negative then the maximum payout for the TSR component is limited to100%. Performance metrics as established by the Committee for each of the above Performance Measures during the Performance Period are described on the Addendum A. Performance Measures as set forth in Addendum A for this grant will be measured over the period 2010 through 2012 (“Performance Period”).  All Performance Measures on Addendum A shall be determined using USA GAAP.

ARTICLE II — EARNING OF PERFORMANCE SHARES

Section 2.1 Determination of Earned Performance Shares. Upon the conclusion of the Performance Period, Performance Measures for that Performance Period will be determined and the amount of Performance Shares earned under this Award will be calculated in accordance with Addendum A.

Section 2.2 Conditions; Vesting of Earned Award. Except as otherwise provided in Articles III, IV and V herein, the Grantee’s right to receive any Performance Shares is contingent upon his or her remaining in the continuous employ of the Company or a Subsidiary through the end of the Performance Period. For purposes of this Agreement, the continuous employ of the Grantee shall not be considered interrupted or terminated in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between locations of the Company and its Subsidiaries. Following the Performance Period, the Committee shall determine whether and shall recommend to the Board the extent that the Performance Measures have been satisfied for the Performance Period and shall determine the number of Performance Shares that have been earned.

Section 2.3 Other Factors in Determination of Earned Award. Notwithstanding the established Performance Measures, in determining attainment of any such Performance Measures, the Committee may include or exclude the impact of specified objective events, including, but not limited to, any of the following except where the action would result in the loss of an otherwise available exemption under Section 162(m): expenses as a result of restructuring or productivity initiatives, non-operating items; acquisition expenses; and any other items of gain, loss or expense that are determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or to a change of accounting principles.

ARTICLE III — CHANGE IN CONTROL

As provided in Section 13 of the Plan, if a “Change in Control”, as defined in Appendix A of the Plan, occurs prior to the end of the Performance Period, either 1) the Performance Measures on Addendum A shall be deemed to be satisfied at 100% for the Performance Period and all Target Performance Shares will vest as of the closing date of the Change of Control or 2) the Committee shall arrange or provide for the payment of cash or other consideration in exchange for cancellation of outstanding non-vested Performance Shares. In the event that due to the acceleration of vesting, Grantee would, but for this Article III, be subject to the excise tax provisions of Code Section 4999 as a result of “parachute payments” described in Code Section 280G, the number of Performance Shares otherwise payable shall be reduced, eliminated or postponed in such amount that is required to reduce the aggregate present value of such payments to a dollar less than an amount equal to three times Grantee’s “base amount” (as such term is defined in Code Sections 280G(b)(3)(A) and 280G(d)(1) and (2)) so that Grantee is not subject to the tax under Code Section 4999 and no tax deduction is disallowed by reason of Code Section 280G.

ARTICLE IV — DISABILITY OR DEATH

If the Grantee’s employment with the Company or a Subsidiary terminates during the Performance Periods, but before the payment of any Performance Shares as set forth in Article VII below due to (a) “disability” (as defined in Appendix A of the Plan as amended) or (b) death, the Company shall pay to the Grantee or his or her executor or administrator, as the case may be, as soon as practicable following such termination of employment, a pro rata number of the Target Performance Shares based on the number of full months during the Performance Period during which the Grantee was employed by the Company and the remaining Performance Shares will be forfeited.

ARTICLE V — RETIREMENT

If the Grantee’s employment with the Company or a Subsidiary terminates due to retirement after his or her early or normal retirement date as defined in the pension plan in which the Grantee is a participant during the Performance Period, but before the payment of any Performance Shares as set forth in Article VII below, the Company shall pay to the Grantee, at the date provided in Article VII following the end of the Performance Period, the Performance Shares to which the Grantee would have been entitled under Article II above, had the Grantee remained employed by the Company through the end of the Performance Period, but prorated based on the number of full months during the Performance Period during which the Grantee was employed by the Company and Subsidiaries and the remaining Performance Shares will be forfeited. The Committee may, in its discretion, allow Grantee to retire at an earlier age and earn Performance Shares under this Article V so long as the timing and form of distribution are not modified in violation of Code Section 409A.

ARTICLE VI — FORFEITING OF PERFORMANCE SHARES

Acceleration of vesting of Performance Shares is permitted under Articles II, IV and V above.  If the Grantee’s employment with the Company or a Subsidiary terminates before the end of the Performance Period for any reason other than as set forth in Articles III, IV and V above, the awarded Performance Shares will be forfeited in their entirety.

ARTICLE VII — PAYMENT OF PERFORMANCE SHARES

Payment of any Performance Shares that become earned and vested as set forth herein will be made in the form of Common Shares. Except as otherwise provided in Articles III, IV and V, payment will be made as soon as practicable after the last fiscal year of the Performance Period and the determination by the Committee (or the independent members of the Board of Directors) of the level of attainment of the Performance Measures, but in no event shall such payment occur after two and a half months from the end of the applicable Performance Period. Performance Shares will be forfeited if they are not earned at the end of the Performance Period as provided in Article VI and, except as otherwise provided in this Agreement, if the Grantee ceases to be employed by the Company or a Subsidiary at any time prior to such Performance Shares becoming earned at the end of the Performance Period. To the extent that the Company or any Subsidiary is required to withhold any federal, state, local or foreign tax in connection with the payment of earned Performance Shares pursuant to this Agreement, it shall be a condition to the receipt of such Performance Shares, that the Grantee make arrangements satisfactory to the Company or such Subsidiary for payment of such taxes required to be withheld. This tax withholding obligation may, at the request of the Grantee, be satisfied by the Company withholding Performance Shares otherwise payable pursuant to this Award.

ARTICLE VIII — DIVIDENDS

No dividends shall be accrued or earned with respect to the Performance Shares until such Performance Shares are vested and earned by the Grantee as provided in Article II hereof.

ARTICLE IX — NON-ASSIGNABILITY

The Performance Shares and the Common Shares subject to this grant are personal to the Grantee and may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee until they become earned and payable as provided in this Agreement; provided, however, that the Grantee’s rights with respect to such Performance Shares and Common Shares may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer or encumbrance in violation of the provisions of this Article IX shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such Performance Shares or Common Shares.  Once Grantee has received earned and vested Performance Shares pursuant to this Award, Grantee may transfer such Shares by sale or gift unless a) Grantee is subject to a Company stock holding requirement and retention of such Shares is necessary to comply with Grantee’s holding requirements, or b) a transfer of Shares is prohibited by federal or state securities laws or regulations.

ARTICLE X — ADJUSTMENTS

In the event of any change in the number of outstanding Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, or distribution to shareholders (other than normal cash dividends), the Committee shall adjust the number and class of shares subject to outstanding Target Performance Shares and other value determinations applicable to outstanding Target Performance Shares. No adjustment provided for in this Article X shall require the Company to issue any fractional share.

ARTICLE XI — DEFERRAL

Section 11.1 Ability to Defer. The Grantee may elect to defer receipt of all or any portion of the earned Performance Shares, in accordance with the Plan procedures.

Section 11.2 Elections. An election pursuant Section 11.1 must be made in writing and delivered to the Company within 30 days of the date of grant of such Performance Shares, provided that the election is made at least twelve months in advance of the earliest date on which the Performance Shares could be earned based upon achievement of the Performance Measures (disregarding death, disability or a Change in Control). If the Grantee does not file an election form by the specified date, he or she will receive the Performance Shares when they otherwise would have been paid pursuant to Article VII.

Section 11.3 Crediting to Accounts. If a Grantee elects to defer receipt of the earned Performance Shares, there will be credited to the Grantee’s account as of the day such Common Shares underlying the earned Performance Shares would have been paid, a number of deferred units (the “Deferred Share Units”) equal to the number of Common Shares that would otherwise have been delivered to the Grantee pursuant to Article VII on such date. The Deferred Share Units credited to the Grantee’s account plus any stock dividends on the equivalent number of Common Shares declared during the deferral period, will represent the number of Common Shares that the Company will issue to the Grantee at the end of the deferral period. All Deferred Share Units will be 100% vested at all times.

Section 11.4 Deferral Period. The Deferred Share Units will be subject to a deferral period beginning on the date of crediting to the Grantee’s account and ending upon such period as the Grantee may have elected. The period of deferral will be for a minimum period of one year, except in the case where the Grantee elects a deferral period determined by reference to his or her termination of employment. The Grantee may elect payment in a lump sum or payment in equal installments. The Grantee may change the period of deferral by filing a subsequent election with the Company at least twelve months before the date of the previously elected payment date and the newly elected payment date (or payment commencement date) must be at least five years after the previously elected payment date (or the previously elected payment commencement date); provided, however, that such modification shall not be effective unless the Grantee remains an employee for at least twelve months after the date on which such modification was made. During the deferral period, the Grantee will have no right to transfer any rights under his or her Deferred Share Units and will have no other rights of ownership therein.

Section 11.5 Dividends. As provided in the Plan, the Grantee’s deferral account will be credited with cash or stock dividend equivalents related to the Shares represented by the Deferred Share Units, for dividends declared after the date that the Performance Shares would otherwise have been released and issued under Article VII above.

ARTICLE XII — COMPLIANCE WITH SECTION 409A of the CODE

To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A (a) (1) of the Code do not apply to the Grantee. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect unless and until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Grantee). In particular, to the extent the Grantee has a right to receive payment pursuant to Article III or IV and the event triggering the right to payment does not constitute a permitted distribution event under Section 409A(a)(2) of the Code, then notwithstanding anything to the contrary in Article III, IV or VII above, issuance of the Common Shares will be made, to the extent necessary to comply with Section 409A of the Code, to the Grantee on the earlier of (a) the Grantee’s “separation from service” with the Company (determined in accordance with Section 409A); provided, however, that if the Grantee is a “specified employee” (within the meaning of Section 409A), the Grantee’s date of issuance of the Common Shares shall be the date that is six months after the date of the Grantee’s separation of service; (b) the date the payment would otherwise occur under this Agreement (to the extent it constitutes a permitted distribution event); or (c) the Grantee’s death. References to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

ARTICLE XIII — MISCELLANEOUS

Section 13.1 Interpretation. The contents of this Agreement are subject in all respects to the terms and conditions of the Plan as approved by the Board of Directors of the Company, which are incorporated by reference herein. The interpretation and construction by the Board and/or the Committee of any provision of the Plan or this Agreement shall be final and conclusive upon the Grantee, the Grantee’s estate, executor, administrator, beneficiaries, personal representative and guardian and the Company and its successors and assigns. Unless otherwise indicated, the capitalized terms used in this Agreement shall have the same meanings as set forth in the Plan.

Section 13.2 Fractional Shares. Any fractional share earned under this Agreement will be rounded up or down to the nearest whole share.

Section 13.3 No Right to Employment. The grant of the Performance Shares is discretionary and will not be considered to be an employment contract or a part of the Grantee’s terms and conditions of employment or of the Grantee’s salary or compensation.

Section 13.4 Successors and Assigns. This Agreement, and the terms and conditions of the Plan, shall bind, and inure to the benefit of the Grantee, the Grantee’s estate, executor, administrator, beneficiaries, personal representative and guardian and the Company and its successors and assigns.

Section 13.5 Governing Law. This Plan will be governed by and construed in accordance with applicable United States federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

Section 13.6 Amendment or Termination. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto. The terms and conditions of this Agreement may not be modified, amended or waived, except by an instrument in writing signed by a duly authorized executive officer of the Company. Notwithstanding the foregoing, no amendment shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s consent.

IN WITNESS WHEREOF, the parties hereto have duly executed this Long Term Incentive Plan — Restricted Stock Award Agreement, to be duly executed on their behalf, as of the day and year first above written.

NORTHWESTERN CORPORATION
By:
Name: Kendall Kliewer
Title: Vice President and Controller
Grantee Name:
Signature:
Employee Number:
Date:

Proposed LTIP Metrics:						Addendum A
=> 50% of LTIP payout as a result of 3 year ROAE / Net Income Growth Matrix
=> 50% of LTIP payout as a result of 3 year relative Total Shareholder Return (TSR) performance
=> NWE TSR must be a positive value for any TSR payout in excess of 100%
=> Maintaining investment grade ratings required for any payout

2010 - 2012 Simple Average Net Income Growth
		___%	___%	___%	___%	___%	___%	___%

3 Yr Avg ROAE (%)	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%
	___%	___%	___%	___%	___%	___%	___%	___%

Share Payout
Additional notes to LTIP Metrics:
1.) All LTIP Metrics will be determined using USA GAAP.
2.) For actual ROAE and Simple Average Net Income Growth numbers between the numbers on the matrix, the Committee will interpolate to arrive at the earned award.
3.) For purposes of this Award, the “TSR” for the Relative 3-year TSR for the Company and each of its Peer Group Members for the Performance Period, will be determined by comparing the average closing price for a share of common stock of each company during the period beginning 10 days prior to the end of the Performance Period and ending 10 days after the Performance Period plus the cumulative dividends earned during the Performance Period, to the average closing price of a share of common stock of each company during the period beginning 10 days  prior to the start of the Performance Period and ending 10 days after the start of the Performance Period.

Relative 3 Year TSR vs. Peers	1st	___%
	2nd	___%
	3rd	___%
	4th	___%
	5th	___%
	6th	___%
	7th	___%
	8th	___%
	9th	___%
	10th	___%
	11th	___%
	12th	___%

ADDENDUM B

NorthWestern Energy Peer Companies
ALLETE, Inc.
Avista Corporation
Black Hills Corporation
Empire District Electric Company
IDACORP, Inc.
MGE Energy, Inc.
PNM Resources, Inc.
Portland General Electric Company
UniSource Energy Corporation
Vectren Corporation
Westar Energy, Inc.